UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                      _________________________________

                                 FORM 8-K/A
                             (Amendment No. 1)

                               Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   March 16, 2005


                     HEADLINERS ENTERTAINMENT GROUP, INC.
           ----------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)


        Delaware                  0-33145                  84-1195628
------------------------------------------------------------------------------
(State of Incorporation)      (Commission File          (IRS Employer
                               Number)                   Identification No.)


                  501 Bloomfield Avenue, Montclair, NJ 07042
                  ------------------------------------------
                   (Address of principal executive offices)

                               (973) 233-1233
                       -----------------------------
                       Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Amendment No. 1
---------------
      This amendment is being filed to correct an error in section 1.17 of
Exhibit 10-a, and to make a corresponding change in the text of Item 1.01.

Item 1.01  Entry into a Material Definitive Agreement



     On March 16,2005 Headliners signed a Standby Equity Distribution Agreement with Cornell Capital Partners, LP. The "Effective Date" of the Standby Equity Distribution Agreement will be the date on which the Securities and Exchange Commission declares effective a registration statement that will permit Cornell Capital Partners to resell Headliners shares to the public. The Standby Equity Distribution Agreement provides that during the two years commencing on the Effective Date Headliners may demand that Cornell Capital Partners purchase shares of common stock from Headliners. Headliners may make a demand no more than once every five trading days. The maximum purchase price on each demand
is $500,000.   The aggregate maximum that Headliners may demand from Cornell
Capital Partners is $30,000,000. The number of shares that Cornell Capital Partners will purchase after a demand will be determined by dividing the dollar amount demanded by a per share price. The per share price used will be 98% of the lowest daily volume-weighted average price during the five trading days that follow the date a demand is made by Headliners. Cornell Capital Partners is required by the Agreement to pay each amount demanded by Headliners, unless (a) there is no prospectus available for Cornell Capital Partners to use in reselling the shares, (b) the purchase would result in Cornell Capital Partners owning over 9.9% of Headliners outstanding shares, or (c) the representations made by Headliners in the Agreement prove to be untrue.



Item 9.01  Exhibits

10-a Standby Equity Distribution Agreement dated March 16,2005 between Headliners Entertainment Group, Inc. and Cornell Capital Partners, LP.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HEADLINERS ENTERTAINMENT GROUP, INC.
Dated: March 16, 2005
                                By:/s/ Eduardo Rodriguez
                                ----------------------------------
                                Eduardo Rodriguez
                                Chief Executive Officer